UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2018

PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas 77046
(Address of principal executive offices) (Zip code)
 (281) 406-2000
 (Registrant’s telephone number, including area code)
 Not Applicable
 (Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 12, 2018, Parker Drilling Company (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) stating that the NYSE has determined to commence proceedings to delist the Company’s common stock from the NYSE as a result of the Company’s failure to maintain an average global market capitalization over a consecutive 30 trading-day period of at least $15 million pursuant to Section 802.01B of the NYSE Listed Company Manual. The NYSE also suspended the trading of the Company’s common stock at the close of trading on December 12, 2018.
Under the NYSE Listed Company Manual, the Company has a right to appeal this determination, provided a written request for such appeal is submitted to the NYSE within ten business days after receiving the notice of delisting. The Company has decided not to appeal.
The Company’s common stock is expected to commence trading on the OTC Pink Marketplace under the symbol “PKDSQ” on December 13, 2018. The Company can provide no assurance that its common stock will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock will continue on this market in the future.
Item 7.01 Regulation FD Disclosure.
On December 12, 2018, the Company issued a press release regarding the expected trading of its common stock on the OTC Pink Marketplace. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
The information contained in this Item 7.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.	Description of Document
99.1	Press Release, dated December 12, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: December 12, 2018	By:	/s/ Jennifer F. Simons
	Name:	Jennifer F. Simons
	Title:	Vice President, General Counsel and Secretary